UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 19, 2013

Cole Real Estate Investments, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-35974	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices) (Zip Code)

(602) 778-8700
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Cole Real Estate Investments, Inc. (f/k/a Cole Credit Property Trust III, Inc.) (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) on June 19, 2013. Two proposals were on the agenda for the Annual Meeting:  Proposal 1, to elect five directors to hold office until the Company’s 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and Proposal 2, to consider and vote upon an amended and restated charter to be effective immediately prior to a listing of the Company’s common stock on the New York Stock Exchange.
With respect to Proposal 1, all nominees standing for election as directors were elected to serve until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The voting results for each of the five persons nominated were as follows:

Nominee	Votes For	Votes Withheld
Christopher H. Cole	275,245,381.31	6,881,261.22
Marc T. Nemer	275,384,438.76	6,742,203.77
Thomas A. Andruskevich	275,269,592.09	6,857,050.44
Scott P. Sealy, Sr.	275,386,134.60	6,740,507.93
Leonard W. Wood	275,478,184.94	6,648,457.59
No broker non-votes were cast in the election of directors.
Proposal 2 received favorable votes from an absolute majority of all votes entitled to be cast on the proposal, and the amended and restated charter was approved.  The voting results with respect to Proposal 2 were as follows:

Votes For	Votes Against	Abstentions
271,023,492.60	3,661,775.52	7,441,374.41
No broker non-votes were cast in the approval of the amended and restated charter. No other proposals were submitted to a vote of the Company’s stockholders at the Annual Meeting.
Item 7.01 Regulation FD Disclosure
On June 19, 2013, the Company issued a press release announcing the results of the vote of the Company's stockholders at the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.
Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished to, and shall not be deemed to be “filed” with, the SEC.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated June 19, 2013 regarding stockholder vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLE REAL ESTATE INVESTMENTS, INC.
Dated: June 19, 2013	By:	/s/ Simon J. Misselbrook
	Name:	Simon J. Misselbrook
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

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